                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.              811-6024
                               -------------------------------------------------

             THE INDONESIA FUND, INC.
        ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

             466 Lexington Avenue, New York, New York 10017-3140
        ------------------------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

             Hal Liebes, Esq.
             The Indonesia Fund, Inc.
             466 Lexington Avenue
             New York, New York 10017-3147
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 875-3500
                                                   ------------------
Date of fiscal year end: December 31, 2003
                        -------------------------
Date of reporting period: January 1 to June 30, 2003
                         ----------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE INDONESIA FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2003


[BOSTON STOCK EXCHANGE(TM) LOGO]


3913-SA-03

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Results of Annual Meeting of Shareholders                                     16

Privacy Policy Notice                                                         17

LETTER TO SHAREHOLDERS

                                                                   July 30, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 2003.

At June 30, 2003, the Fund's net assets were $23.8 million. The Fund's net asset value ("NAV") was $2.88 per share, as compared to $2.09 on December 31, 2002.

PERFORMANCE

Based on NAV, the Fund had a gain of 37.80% for the six months ended June 30, 2003, vs. a rise of 35.35% for the Morgan Stanley Capital International Indonesia Index.* The Fund benefited from the upward surge in Indonesia's stock market in the period and from good showings from certain holdings in particular. Stocks that aided the Fund's absolute and relative return included its telecommunications, financial services and healthcare holdings.

THE MARKET: WEAK START, STRONG FINISH

The dramatic rise and fall of geopolitical risk over the past six months strongly influenced the performance of Indonesian equities, along with those in most markets globally.

The first quarter saw Indonesia's equity market fall some 7%, as investors became exceedingly risk-averse in the months leading up to the U.S.-led war with Iraq. This occurred despite improving economic fundamentals and the highly positive announcement that the country's parliament had approved the first direct election of government representatives by popular vote.

A lessening of global tensions and notable improvements on the home front were among the developments that allowed Indonesian equities to reverse course during the second quarter. Among the highlights:

POLITICS. By Indonesian standards, the second quarter was unusually quiet. Fears of widespread terrorist attacks following the end of the U.S.-led war in Iraq have proven to be unfounded thus far. Working in concert with Australia, authorities apprehended the planner of last year's Bali nightclub massacre. Thus far, there has been relatively little political "noise" leading up to next April's direct election of legislators. The main bumps in the road were a resumption of tensions with a major separatist group in the province of Aceh, and a couple of relatively minor events that, fortunately, did not result in any fatalities. All in all, it was a welcome break for a country that has had more than its share of politically inspired violence over the years.

THE ECONOMY. The Indonesian economy was a mixed bag of blessings and disappointments during this period. The country posted an unexpected, and large, first-quarter budget surplus, as the government successfully reined in spending. At the end of June, the Consumer Price Index, a measure of inflation, rose 6.6%; however, this was the slowest rate of increase since August 2000. Relatively benign inflation and a strong Rupiah allowed short-term interest rates to fall to 9.53% in June, from 10.44% at the end of May and 12.99% at the end of the year 2002. On the other hand, subsidy cuts took a toll on the nation's GDP, which slowed to 3.4% at quarter's end, from 3.8% during the fourth quarter of 2002. In line with this, non-oil imports fell by 10%, a reflection of declining domestic demand, and exports rose by only 4.2%, far lower than the consensus expectation of 6.7%.

THE STOCK MARKET. The stock market got an unexpected boost from an unlikely source during the second quarter: SARS. The near epidemic of this respiratory disease effectively closed many large Asian exchanges, sending international investors in search of healthier climes. With the destabilizing war with Iraq at an end, and with a mainly positive local news flow, their appetite for risk increased, and they evidently found inviting fare in Indonesian equities.

In appreciation of weak consumer purchasing power and rising prices for non-food goods and services, the Fund held little in the consumer staple and consumer discretionary sectors, during much of the period. On the other hand, we were overweight in the pharmaceutical, materials, energy and financial sectors, where we felt demand was likely to be more resilient in the face of uncertainty.

During the second quarter, we had anticipated that the Indonesian stock market might trade sideways, buffeted by political issues and a lackluster outlook for companies, despite lower interest rates. As it turned out, the U.S. drive to lower interest rates prompted investors to seek higher yields elsewhere, including within emerging markets, and Indonesia was a beneficiary. In response, stock prices rose sharply, but without a correspondingly sharp rise in earnings.

For our part, we are leery of the lasting effect of this flood of liquidity. We are concerned as well by the generally slow, "incipient" recovery in consumption and corporation profit growth.

As such, while the Indonesian market is still attractive to us in absolute terms, the risks appear to be shifting to the downside. Given this view, the Fund will continue with the strategy of seeking higher returns outside of Indonesia (up to a maximum of 20% of the Fund's net assets) to complement and enhance our core Indonesian portfolio.

OUTLOOK: BUMPY ROAD AHEAD?

Although the prospects for Indonesia's economy and equity market appear to us to be healthy at the moment, we remain concerned about the longer-term sustainability of direct investment and job creation. We have other concerns as well.

For one, although politics was largely a non-event in the second quarter, political parties are already gearing up for next year's elections, with a respected Muslim scholar announcing his candidacy for president on the Golkar party's ticket. Thus, we can not discount the very real potential for politically inspired friction in this Muslim dominated country. There is also the issue of what are essentially amateur politicians having to organize and carry through the general election.

While lower interest rates, a restructured banking sector and a low loan-to-deposit ratio are now encouraging both local and foreign investment, financial assets have been the main target, rather than fixed assets (i.e., factory and machinery). Also less than encouraging is Indonesia's substantial debt burden.

Still, an effective tax cut for the working poor, resulting in higher take-home pay, appears to be boosting consumption and consumer confidence, albeit from a low base. Interest rates also have further room to fall in our view, and may do so shortly in order to temper the effects of a strengthening currency.

In sum, we remain cautious on Indonesia's near-term prospects and expect to focus on developments leading up to the general elections as a guide to the future performance of Indonesian equities.

Sincerely,

/s/ Boon Hong Yeo

Boon Hong Yeo
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN INDONESIA, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


----------
* The Morgan Stanley Capital International Indonesia Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management (Australia) Limited, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Asset Management (Australia) Limited in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                              30-JUN-03   31-DEC-02
Agriculture                                       3.75%       3.05%
Automotive                                        7.90%       8.67%
Banks                                            10.76%       8.47%
Building Products - Cement/Aggregate              4.76%       2.87%
Diversified Operations                            0.97%       6.47%
Food & Kindred Products                           6.53%       2.78%
Medical-Drugs                                     7.92%       7.29%
Oil & Gas                                         1.34%       4.62%
Petrochemicals                                    2.38%       0.00%
Real Estate Operating/Development                 2.22%       0.00%
Soap & Cleaning Preparation                       2.66%       4.59%
Telecommunications                               18.69%      27.77%
Tobacco                                          21.97%      15.61%
Other                                             8.03%       5.06%
Cash & Other Assets                               0.12%       2.75%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                            SECTOR                           NET ASSETS
----------------------------------------------------------------------------------------------------------------------
   1. PT Telekomunikasi Indonesia                                  Telecommunications                       18.7
----------------------------------------------------------------------------------------------------------------------
   2. PT Hanjaya Mandala Sampoerna Tbk                                   Tobacco                            14.8
----------------------------------------------------------------------------------------------------------------------
   3. PT Astra International Tbk                                       Automotive                            7.5
----------------------------------------------------------------------------------------------------------------------
   4. PT Gudang Garam Tbk                                                Tobacco                             7.2
----------------------------------------------------------------------------------------------------------------------
   5. PT Kalbe Farma Tbk                                              Medical-Drugs                          4.4
----------------------------------------------------------------------------------------------------------------------
   6. PT Indofood Sukses Makmur Tbk                              Food & Kindred Products                     4.1
----------------------------------------------------------------------------------------------------------------------
   7. PT Bank Central Asia Tbk                                            Banks                              3.8
----------------------------------------------------------------------------------------------------------------------
   8. PT Astra Agro Lestari Tbk                                        Agriculture                           3.8
----------------------------------------------------------------------------------------------------------------------
   9. PT Tempo Scan Pacific Tbk                                       Medical-Drugs                          3.5
----------------------------------------------------------------------------------------------------------------------
  10. PT Unilever Indonesia Tbk                                Soap & Cleaning Preparation                   2.7
----------------------------------------------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2003 (UNAUDITED)

                                                         NO. OF
DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES-99.88%

INDONESIA-84.42%

AGRICULTURE-3.75%
PT Astra Agro Lestari Tbk                               5,265,000   $    893,455
PT Perusahaan Perkebunan
 London Sumatra Indonesia
 Tbk+                                                         100              6
                                                                    ------------
                                                                         893,461
                                                                    ------------

AUTOMOTIVE-7.90%
PT Astra International Tbk+                             4,107,461      1,779,900
PT Astra Otoparts Tbk                                     666,000        104,945
                                                                    ------------
                                                                       1,884,845
                                                                    ------------

BANKS-9.48%
PT Bank Central Asia Tbk                                2,575,000        897,348
PT Bank Internasional Indonesia
 Tbk+                                                  17,438,332        200,805
PT Bank Mandiri+                                        4,700,000        384,545
PT Bank Pan Indonesia Tbk+                             11,414,000        428,890
PT Lippo Bank Tbk+                                      5,803,824        348,230
                                                                    ------------
                                                                       2,259,818
                                                                    ------------

BUILDING PRODUCTS-CEMENT/AGGREGATE-4.76%
PT Indocement Tunggal Prakarsa
 Tbk+                                                   1,630,000        246,970
PT Semen Cibinong Tbk+                                  9,990,000        314,836
PT Semen Gresik (Persero) Tbk                             617,000        572,127
                                                                    ------------
                                                                       1,133,933
                                                                    ------------

FOOD & KINDRED PRODUCTS-4.11%
PT Indofood Sukses Makmur
 Tbk                                                    9,502,000        978,994
                                                                    ------------

MACHINERY-CONSTRUCTION & MINING-1.84%
PT United Tractors Tbk+                                 7,620,000        438,727
                                                                    ------------

MEDICAL-DRUGS-7.92%
PT Kalbe Farma Tbk+                                    14,289,900      1,039,265
PT Tempo Scan Pacific Tbk                               1,421,000        848,294
                                                                    ------------
                                                                       1,887,559
                                                                    ------------

OIL & GAS-1.34%
PT Medco Energi Internasional
 Tbk                                                    2,200,000   $    320,000
                                                                    ------------

SOAP & CLEANING PREPARATION-2.66%
PT Unilever Indonesia Tbk                                 196,000        634,327
                                                                    ------------

TELECOMMUNICATIONS-18.69%
PT Telekomunikasi Indonesia                             7,951,280      4,457,536
                                                                    ------------

TOBACCO-21.97%
PT Gudang Garam Tbk                                     1,387,500      1,715,455
PT Hanjaya Mandala Sampoerna
 Tbk                                                    7,004,000      3,523,224
                                                                    ------------
                                                                       5,238,679
                                                                    ------------

TOTAL INDONESIA
 (Cost $16,016,627)                                                   20,127,879
                                                                    ------------

CHINA-2.38%

PETROCHEMICALS-2.38%
Sinopec Beijing Yanhua
 Petrochemical Company Ltd.
 (Cost $514,860)                                        4,135,000        567,372
                                                                    ------------

INDIA-1.28%

BANKS-1.28%
HDFC Bank Ltd., ADR
 (Cost $222,149)                                           16,300        305,625
                                                                    ------------

MALAYSIA-2.00%

CASINO HOTELS-2.00%
Genting Berhad
 (Cost $395,378)                                          121,000        477,632
                                                                    ------------

SINGAPORE-2.22%

REAL ESTATE OPERATING/DEVELOPMENT-2.22%
City Developments Ltd.
 (Cost $439,817)                                          210,000        529,547
                                                                    ------------

See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
SOUTH KOREA-3.39%

DIVERSIFIED OPERATIONS-0.97%
LG Corp.                                                   29,540   $    229,742
                                                                    ------------

FOOD & KINDRED PRODUCTS-2.42%
Tong Yang Confectionary Corp.                               9,350        577,673
                                                                    ------------

TOTAL SOUTH KOREA
 (Cost $533,770)                                                         807,415
                                                                    ------------

THAILAND-4.19%

ATHLETIC FOOTWEAR-1.23%
Pan Asia Footwear Public
 Company Ltd.                                           1,910,100        292,849
                                                                    ------------

BUILDING-HEAVY CONSTRUCTION-1.98%
Italian-Thai Development Public
 Company Ltd.+                                            593,000        472,201
                                                                    ------------

CHEMICALS-PLASTICS-0.98%
Vinythai Public Company Ltd.+                             818,400        233,439
                                                                    ------------

TOTAL THAILAND
 (Cost $728,097)                                                         998,489
                                                                    ------------

TOTAL EQUITY SECURITIES
 (Cost $18,850,698)                                                   23,813,959
                                                                    ------------

                                                      PRINCIPAL
                                                       AMOUNT
DESCRIPTION                                            (000's)         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-3.46%

GRAND CAYMAN-3.46%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.36%,
 07/01/03* (Cost $824,000)                           $        824   $    824,000
                                                                    ------------

INDONESIA-0.00%
Citibank N.A., Jakarta,
 overnight deposit, 6.18%,
 07/01/03* (Cost $29)                                           0             29
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $824,029)                                                         824,029
                                                                    ------------

TOTAL INVESTMENTS-103.34%
 (Cost $19,674,727) (Notes A,D,F)                                     24,637,988
                                                                    ------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(3.34)%                                                   (795,216)
                                                                    ------------
NET ASSETS-100.00%                                                  $ 23,842,772
                                                                    ============

----------
+    Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.

                                 See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2003 (UNAUDITED)

ASSETS

Investments, at value (Cost $19,674,727) (Notes A,D,F)               $    24,637,988
Cash                                                                             782
Receivables:
  Investments sold                                                         1,216,801
  Dividends                                                                   49,594
Prepaid expenses                                                               2,474
                                                                     ---------------
Total Assets                                                              25,907,639
                                                                     ---------------

LIABILITIES

Payables:
  Investments purchased                                                    1,924,685
  Investment advisory fees (Note B)                                           51,722
  Directors' fees                                                             14,377
  Administration fees (Note B)                                                 3,089
  Other accrued expenses                                                      70,994
                                                                     ---------------
Total Liabilities                                                          2,064,867
                                                                     ---------------
NET ASSETS (applicable to 8,266,202 shares of common stock
  outstanding) (Note C)                                              $    23,842,772
                                                                     ===============

NET ASSETS CONSISIT OF

Capital stock, $0.001 par value; 8,266,202 shares issued and
  outstanding (100,000,000 shares authorized)                        $         8,266
Paid-in capital                                                           66,003,593
Undistributed net investment income                                          221,147
Accumulated net realized loss on investments and foreign currency
  related transactions                                                   (47,354,495)
Net unrealized appreciation in value of investments and translation
  of other assets and liabilities denominted in foreign currency           4,964,261
                                                                     ---------------
Net assets applicable to shares outstanding                          $    23,842,772
                                                                     ===============
NET ASSET VALUE PER SHARE ($23,842,772 DIVIDED BY 8,266,202)         $          2.88
                                                                     ===============
MARKET PRICE PER SHARE                                               $          2.40
                                                                     ===============

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME

Income (Note A):
  Dividends                                                          $       562,815
  Interest                                                                     3,178
  Less: Foreign taxes withheld                                               (84,682)
                                                                     ---------------
  Total Investment Income                                                    481,311
                                                                     ---------------

Expenses:
  Investment advisory fees (Note B)                                           92,261
  Legal fees                                                                  44,382
  Custodian fees                                                              30,793
  Audit fees                                                                  23,606
  Printing (Note B)                                                           21,564
  Accounting fees                                                             14,877
  Directors' fees                                                             13,530
  Transfer agent fees                                                         11,589
  Administration fees (Note B)                                                11,185
  Insurance                                                                    4,663
  Stock exchange listing fees                                                    610
  Miscellaneous                                                                3,746
                                                                     ---------------
  Total Expenses                                                             272,806
                                                                     ---------------
  Net Investment Income                                                      208,505
                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                898,924
  Foreign currency related transactions                                      (29,968)
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in
  foreign currency                                                         5,448,195
                                                                     ---------------
Net realized and unrealized gain on investments and foreign
  currency related transactions                                            6,317,151
                                                                     ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $     6,525,656
                                                                     ===============

                                 See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE SIX MONTHS       FOR THE YEAR
                                                                      ENDED JUNE 30, 2003           ENDED
                                                                          (UNAUDITED)         DECEMBER 31, 2002
                                                                      -------------------     -----------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                                                 $       208,505        $        64,311
  Net realized gain/(loss) on investments and foreign currency
    related transactions                                                        868,956             (3,179,345)
  Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currency                                                          5,448,195              7,887,517
                                                                        ---------------        ---------------
    Net increase in net assets resulting from operations                      6,525,656              4,772,483
                                                                        ---------------        ---------------

NET ASSETS

Beginning of period                                                          17,317,116             12,544,633
                                                                        ---------------        ---------------
End of period*                                                          $    23,842,772        $    17,317,116
                                                                        ===============        ===============

----------
* Includes undistibuted net investment income of $221,147 and $12,642, respectively.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                               FOR THE
                                              SIX MONTHS
                                                 ENDED           FOR THE YEARS ENDED DECEMBER 31,
                                             JUNE 30, 2003   ----------------------------------------
                                              (UNAUDITED)       2002         2001           2000
                                             --------------  ----------  -------------  -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $    2.09      $    1.52   $    1.72      $    4.48
                                              ---------      ---------   ---------      ---------
Net investment income/(loss)                       0.03           0.01       (0.13)*        (0.13)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions                                     0.76           0.56       (0.07)         (2.63)
                                              ---------      ---------   ---------      ---------
Net increase/(decrease) in net assets
  resulting from operations                        0.79           0.57       (0.20)         (2.76)
                                              ---------      ---------   ---------      ---------
Distributions to shareholders:
  Net realized gain on investments and
    foreign currency related transactions            --             --          --             --
                                              ---------      ---------   ---------      ---------
Net asset value, end of period                $    2.88      $    2.09   $    1.52      $    1.72
                                              =========      =========   =========      =========
Market value, end of period                   $    2.40      $    1.65   $    1.32      $   1.563
                                              =========      =========   =========      =========
Total investment return (a)                       45.45%         25.00%     (15.52)%       (71.26)%
                                              =========      =========   =========      =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)       $  23,843      $  17,317   $  12,545      $   7,935
Ratio of expenses to average net assets            2.96%(d)       2.69%       8.89%(b)       7.23%(c)
Ratio of net investment income/(loss) to
  average net assets                               2.26%(d)       0.36%      (5.63)%        (4.85)%
Portfolio turnover rate                           72.97%         29.15%      10.23%         16.48%

----------
* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.
(d)  Annualized.

                                 See accompanying notes to financial statements.

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------------
                                               1999        1998        1997        1996        1995        1994        1993
                                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period         $    2.71   $    3.58   $   10.68   $    9.34   $    9.18   $   14.03   $    7.63
                                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment income/(loss)                     (0.05)      (0.04)       0.03        0.01          --       (0.03)      (0.03)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions                                    1.87       (0.83)      (7.13)       1.33        0.16       (4.82)       6.43
                                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net increase/(decrease) in net assets
  resulting from operations                       1.82       (0.87)      (7.10)       1.34        0.16       (4.85)       6.40
                                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  Net realized gain on investments and
    foreign currency related transactions        (0.05)         --          --          --          --          --          --
                                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period               $    4.48   $    2.71   $    3.58   $   10.68   $    9.34   $    9.18   $   14.03
                                             =========   =========   =========   =========   =========   =========   =========
Market value, end of period                  $   5.438   $   3.438   $   4.625   $   9.750   $  10.125   $  12.000   $  20.750
                                             =========   =========   =========   =========   =========   =========   =========
Total investment return (a)                      59.58%     (25.68)%    (52.56) %    (3.70)%    (15.63)%    (42.17)%    130.56%
                                             =========   =========   =========   =========   =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)      $  20,669   $  12,491   $  16,486   $  49,223   $  43,060   $  42,297   $  64,661
Ratio of expenses to average net assets           3.18%       4.21%       1.89%       1.91%       1.96%       1.83%       1.98%
Ratio of net investment income/(loss) to
  average net assets                             (1.43)%     (1.37)%      0.33%       0.10%       0.05%      (0.25)%     (0.30)%
Portfolio turnover rate                          47.38%      36.58%      48.19%      34.67%      24.10%      31.56%      63.77%

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotations as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

SHORT-TERM INVESTMENTS: The Fund sweeps available U.S. dollar cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The Fund also sweeps available cash denominated in Indonesian rupiah into a short-term deposit issued by Citibank N.A., Jakarta. These short-term time deposits are variable rate accounts classified as short-term investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investment and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2003, CSAM earned $92,261 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2003, CSAM was reimbursed $2,078 for administrative services rendered to the Fund.

Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by CSAM as the Fund's investment adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2003, BSFM earned $9,107 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2003, Merrill was paid $20,263 for its services to the Fund.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,266,202 shares outstanding at June 30, 2003, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended June 30, 2003, purchases and sales of securities, other than short-term investments, were $14,087,790 and $13,459,996, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility (the "Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as defined below), and excise tax regulations.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund incurred and elected to defer net realized losses of $2,308,354.

At December 31, 2002, the Fund had a capital loss carryover for U.S. federal income tax purposes of $44,180,558 (of which $8,437,172 is subject to Internal Revenue Code Section limitations) of which $7,370,210 expires in 2003; $5,731,003 expires in 2004; $4,600,826 expires in 2005; $14,881,456 expires in
2006; $3,253,238 expires in 2007; $5,937,713 expires in 2008; $1,720,106 expires in 2009 and $686,006 expires in 2010.

At June 30, 2003, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $21,240,082, $3,789,971, $(392,065) and $3,397,906, respectively.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 2003, the Annual Meeting of Shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

     NAME OF DIRECTOR                                      FOR      WITHHELD
     ----------------                                   ---------   --------
     Enrique R. Arzac                                   4,582,415   155,075
     William W. Priest, Jr.                             4,577,661   159,829

In addition to the directors re-elected at the meeting, Lawrence J. Fox and Richard H. Francis continued as directors of the Fund.

Effective May 19, 2003, Joseph D. Gallagher was appointed as Chairman of the Board of Directors, Chief Executive Officer and President. Laurence R. Smith, who previously held these positions, resigned from the Fund effective May 19, 2003.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 31, 2003.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the Boston Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2003, CSAM managed over $51 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's Boston Stock Exchange trading symbol is IF. The Fund also trades on the OTC Bulletin Board under the trading symbol INDF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds." Quotes can also be obtained from the Internet at http://www.reuters.com and http://www.pcquote.com.

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac          Director

Lawrence J. Fox           Director

Richard H. Francis        Director

William W. Priest, Jr.    Director

Joseph D. Gallagher       Chairman of the Board of Directors, Chief Executive
                          Officer and President

Boon Hong Yeo             Chief Investment Officer

Hal Liebes                Senior Vice President

Michael A. Pignataro      Chief Financial Officer and Secretary

Rocco A. Del Guercio      Vice President

Robert M. Rizza           Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[BOSTON STOCK EXCHANGE(TM) LOGO]

                                                                      3913-SA-03

ITEM 2. CODE OF ETHICS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

        (a)(1) Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

        (a)(2) The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

        (b) The certifications of the Registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  The Indonesia Fund, Inc.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

                  /s/ Michael A. Pignataro
                  --------------------------------------------------------------
                  Name:  Michael A. Pignataro
                  Title: Chief Financial Officer
                  Date:  September 2, 2003